SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 01, 2018

(Date of earliest event reported)

Commission File No.: 0-25969

URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                            52-1166660
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
incorporation or organization)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

Urban One, Inc. (the "Company") issued a press release setting forth the results for its quarter ended September 30, 2018.  A copy of the press release is attached as Exhibit 99.1.

ITEM 8.01.    Other Events

During the course of its earnings call for the quarter ended September 30, 2018, the Company noted that it anticipated achieving Adjusted EBITDA of $140M for calendar year 2018.

The Company also notes that for the current quarter its radio stations were currently pacing up about 20%, or up approximately 10% excluding political.  Management also noted that they expected the current quarter to end up double digits versus Q42017.

Finally, the Company noted that it was in active discussions addressing the upcoming maturity of its 9.25% Senior Subordinated Notes which are due in February 2020.   The Company routinely monitors its long-term debt profile and upcoming debt maturities and may from time to time seek to opportunistically de-lever by retiring portions of its outstanding debt securities. This de-levering may take the form of debt repurchases or exchanges for other securities, in open-market purchases, privately negotiated transactions or otherwise.  Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual restrictions and other factors.  The amounts involved in any such transactions may vary and such transaction, individually or in the aggregate may be material.

ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated November 01, 2018: Urban One, Inc. Reports Third Quarter Results.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K and the press release attached as Exhibit 99.1 contain forward-looking statements about the Company's future performance, which are based on management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RADIO ONE, INC.

                                 /s/ Peter D. Thompson
November 07, 2018                        Peter D. Thompson
          Chief Financial Officer and Principal Accounting Officer